Exhibit 10.24

PROMISSORY NOTE AMENDMENT

(this “Amendment”)

Moncton, New Brunswick

As of September 5, 2024

WHEREAS a loan was made evidenced by a promissory note dated effective June 5, 2024 (attached hereto as Exhibit “A”) (the “Promissory Note”) granted by BREATHE BIOMEDICAL INC., (as “Borrower”) to ATLANTIC COMMERCIAL PROPERTIES INC. (the “Lender”);

AND WHEREAS the Borrower and Lender have agreed to amend the terms of the Promissory Note in accordance with the terms agreed in Exhibit “B” as set out herein.

FOR VALUE RECEIVED, the undersigned hereby agree that the Promissory Note is amended by deleting paragraphs one and two therein and replacing them with the following:

“The Borrower hereby unconditionally promises to pay to the order of the Lender, in each instance at 191 Halifax Street Moncton, New Brunswick or such other location as the Lender shall designate in writing, in immediately available funds in the lawful currency of Canada:

(i)	on or before September 13, 2024: One-Million, Three Hundred Thousand Dollars ($1,300,000); and

(ii)	on or before September 30, 2024 (the “Maturity Date”): Seven-Hundred, Thirty-Seven Thousand, Two-Hundred and Sixty-One Dollars ($737,261).

The Borrower agrees to pay interest to the Lender on the unpaid principal amount of this Note from the date hereof at a rate per annum equal to 17.5% until the Maturity Date. Interest shall be calculated annually and payable in arrears on the Maturity Date. The Lender and the Borrower agree that the interest accruing on the outstanding balance of the loan evidenced by the Promissory Note as of the Maturity Date shall be $103,686.08 and that the Borrower may satisfy the payment of such interest by issuing to the Lender, within 5 days of the closing date of the initial public offering (the “IPO”) of the Borrower’s common shares (“Common Shares”), Common Shares at an issuance price equal to 80% of the issuance price of the Common Shares in the IPO.”

IN ALL OTHER RESPECTS the terms and conditions contained in the said Promissory Note shall remain unchanged and remain binding upon the Borrower.

As consideration for extending the Maturity Date pursuant to the terms hereof, the Borrower agrees to pay the Lender an extension fee in the amount of $50,000 CAD (the “Extension Fee”), payable on the closing date of the IPO.

This Amendment may be executed in one or more counterparts and by facsimile or portable document format (“pdf”), and each executed counterpart whether original or a facsimile or a pdf shall for all purposes be deemed an original and shall have the same force and effect as an original, all of which together shall constitute in the aggregate one and the same instrument.

This Amendment shall be binding upon and enure to the benefit of the respective heirs, executors, administrators, successors and assigns of the parties herein.

Each of the parties hereto shall from time to time hereafter and upon any reasonable request of the other, execute and deliver, make or cause to be made all such further acts, deeds, assurances and things as may be required or necessary to carry out the intent of this Amendment. If any term, condition or provision of this Amendment shall be determined to be invalid or unenforceable it shall be deemed to be severable from the remainder of this Amendment which shall continue in full force and effect.

This Amendment shall be governed and interpreted in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment as of the date first written above.

ATLANTIC COMMERCIAL PROPERTIES INC.		BREATHE BIOMEDICAL INC.

as Lender		as Borrower

By:		Per:
Name:	Gordon Lahanky	Name:	William Dawes
Title:	President	Title:	Chief Executive Officer

Exhibit A

[Promissory Note]

Exhibit B

Breathe BioMedical

Prom. Note

Amount: $2,037,261

Original Maturity Date: September 5, 2024

Interest: 17.5% paid on the repayment date

Proposed Extension

Amount: $2,037,261

Repayment Terms:	-	$1,300,000 by no later than September 13th, 2024;

	-	$737,261 by no later than September 30th, 2024 Interest: 17.5%, to be converted into shares at 80% of IPO price ($103,686.08) Extension #3 Fee: ACP Receives $50,000 upon IPO date

ATLANTIC COMMERCIAL PROPERTIES INC.		BREATHE BIOMEDICAL INC.

as Lender		as Borrower

By:		Per:
Name:	Gordon Lahanky	Name:	William Dawes
Title:	President	Title:	Chief Executive Officer